TRANSAMERICA FUNDS
Supplement dated April 7, 2010 to the Prospectuses
dated March 1, 2010, as previously supplemented
Transamerica WMC Diversified Growth
Effective April 9, 2010, Wellington Management Company, LLP (“Wellington Management”) serves as sub-adviser to Transamerica WMC Diversified Growth (formerly, Transamerica Equity).
Effective April 9, 2010, the “Shareholder Information” section of the Prospectuses is supplemented with the following.
Prior Performance for Similar Accounts
Wellington Management — Transamerica WMC Diversified Growth. The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management with substantially similar investment objectives, policies and strategies as Transamerica WMC Diversified Growth. Wellington Management has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.
The fund’s actual performance may vary significantly from the past performance of the composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.
The composite performance presented below is shown on both a gross and net basis. The gross performance results do not reflect the deduction of management fees and other charges applicable to the accounts that make up the composite. The net performance results have been adjusted to reflect the net operating expenses of Class A shares of the fund which have been restated to reflect expenses for the current fiscal year. The composite net performance results do not reflect Class A sales charges. If they did, returns would be lower. The adjusted performance for other share classes will vary due to differences in sales charge structure and class expenses.
The composite performance is not that of the fund, should not be interpreted as indicative of the fund’s future performance, and should not be considered a substitute for the fund’s performance.
Year-by-Year Total Return as of 12/31 each year (%)
Average Annual Total Returns for the period ended 12/31/09

	1 year	5 years	10 years
Wellington Management Diversified Growth Composite (gross of expenses)	38.91%	4.34%	1.13%
Wellington Management Diversified Growth Composite (net of expenses)	36.86%	2.77%	-0.39%
Russell 1000® Growth Index	37.20%	1.60%	-4.00%

Investors Should Retain this Supplement for Future Reference